                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                                     Registration No. 333-130789

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-130789) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus may be amended and/or supplemented prior to the time of sale. The information in this free writing prospectus supersedes any contrary information contained in any prior free writing prospectus relating to the subject securities and will be superseded by any contrary information contained in any subsequent free writing prospectus prior to the time of sale. In addition, certain information regarding the subject securities is not yet available and, accordingly, has been omitted from this free writing prospectus.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of, or attached to, the email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

       BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2007-PWR15

APPENDIX C - CERTAIN CHARACTERISTICS OF THE MULTIFAMILY AND MANUFACTURED HOUSING
COMMUNITY LOANS

                                                                                       % OF                    % OF APPLICABLE
      CMSA        CMSA          MORTGAGE                                           INITIAL POOL   LOAN GROUP      LOAN GROUP
ID  LOAN NO.  PROPERTY NO.  LOAN SELLER (2)  PROPERTY NAME                            BALANCE    (ONE OR TWO)      BALANCE
------------------------------------------------------------------------------------------------------------------------------

1                           PCF II           The Pointe at Neptune                                     2             9.5%
2                           PCF II           Chaddwell Apartments                                      2             9.0%
3                           WFB              Desert Gardens Apartments                                 2             8.4%
4                           PMCF             Potomac Gardens                                           2             6.6%
5                           BSCMI            Unionport Portfolio                                       2             6.2%
------------------------------------------------------------------------------------------------------------------------------
5a                          BSCMI            1980 Unionport Road                                       2             2.6%
5b                          BSCMI            1954 Unionport Road                                       2             1.4%
5c                          BSCMI            1944 Unionport Road                                       2             1.2%
5d                          BSCMI            733 Arnow Avenue                                          2             0.9%
6                           WFB              Brook Gardens MHC                                         2             5.6%
------------------------------------------------------------------------------------------------------------------------------
7                           PMCF             Regent Park Apartments                                    2             4.6%
8                           WFB              Timber Ridge Apartments                                   2             4.4%
9                           PCF II           Severgn Apartments                                        2             4.2%
10                          BSCMI            Westcott Terrace                                          2             3.9%
11                          PMCF             Valley Oaks Apartments                                    2             2.7%
------------------------------------------------------------------------------------------------------------------------------
12                          PMCF             Capital East                                              2             2.4%
13                          BSCMI            230 East 167th Street                                     2             2.2%
14                          WFB              Festival Apartments                                       2             2.1%
15                          PMCF             Lake Sherwood Elderly Community                           2             2.0%
16                          BSCMI            690 Gerard Avenue                                         2             1.9%
------------------------------------------------------------------------------------------------------------------------------
17                          BSCMI            The Sidway                                                2             1.9%
18                          WFB              River Oaks & River Garden Apartments                      2             1.9%
19                          PMCF             Atrium Regency Apartments                                 2             1.6%
20                          BSCMI            610 Trinity Avenue                                        2             1.6%
21                          WFB              Pepin Woods MHC                                           2             1.5%
------------------------------------------------------------------------------------------------------------------------------
22                          BSCMI            1230 Teller Avenue                                        2             1.5%
23                          Nationwide       Northwoods Apartments                                     2             1.3%
24                          PCF II           Trojandale Apartments                                     2             1.3%
25                          BSCMI            2305 University Avenue                                    2             1.2%
26                          BSCMI            511 Main Street                                           2             1.2%
------------------------------------------------------------------------------------------------------------------------------
27                          WFB              Summit Park MHC                                           2             1.2%
28                          WFB              Countryside Village                                       2             1.1%
29                          PCF II           The Spot on 30th Street                                   2             1.1%
30                          BSCMI            111 Mt. Hope Place                                        2             1.1%
31                          PCF II           Rolling Hills Apartments                                  2             1.0%
------------------------------------------------------------------------------------------------------------------------------
32                          WFB              LaPorte Village MHC                                       2             1.0%
33                          WFB              Parkridge Apartments                                      2             0.9%
34                          PCF II           The Tower                                                 2             0.8%
35                          BSCMI            5 South 16th Avenue                                       2             0.7%
36                          WFB              Terrace Pointe                                            2             0.5%

                GENERAL                         DETAILED
       # OF     PROPERTY                        PROPERTY
ID  PROPERTIES  TYPE                            TYPE                            STREET ADDRESS
-----------------------------------------------------------------------------------------------------------------------------

1        1      Multifamily                     Garden                          3425 West Bangs Avenue
2        1      Multifamily                     Garden                          100 Kimberwyck Lane
3        1      Multifamily                     Garden                          13517 & 13621 West Glendale Ave
4        1      Multifamily                     Garden                          1300 Sanderson Drive
5        4      Various                         Various                         Various
-----------------------------------------------------------------------------------------------------------------------------
5a       1      Mixed Use                       Retail/Multifamily              1980 Unionport Road
5b       1      Multifamily                     Mid-Rise                        1954 Unionport Road
5c       1      Multifamily                     Mid-Rise                        1944 Unionport Road
5d       1      Multifamily                     Mid-Rise                        733 Arnow Avenue
6        1      Manufactured Housing Community  Manufactured Housing Community  38 W. Canyon Drive
-----------------------------------------------------------------------------------------------------------------------------
7        1      Multifamily                     Garden                          9400 Hurtsbourne Park Boulevard
8        1      Multifamily                     Garden                          6935 South Timber Ridge Lane
9        1      Multifamily                     Garden                          913 South Severgn Drive
10       1      Multifamily                     Senior Housing                  319 Providence Street
11       1      Multifamily                     Garden                          2400 Johnson Road
-----------------------------------------------------------------------------------------------------------------------------
12       1      Multifamily                     Garden                          816 E Street, NE & 518 9th Street, NE
13       1      Mixed Use                       Multifamily/Retail              230 East 167th Street
14       1      Multifamily                     Garden                          500 Festival Place
15       1      Multifamily                     Independent Living              4101 Plaza Tower Drive
16       1      Multifamily                     Mid-Rise                        690 Gerard Avenue
-----------------------------------------------------------------------------------------------------------------------------
17       1      Multifamily                     Mid-Rise                        775 Main Street
18       1      Multifamily                     Garden                          800 E 14th St., 400 E 13th St., 405 E 12th St
19       1      Multifamily                     Garden                          5655 Glenmont Drive
20       1      Multifamily                     Mid-Rise                        610 Trinity Avenue
21       1      Manufactured Housing Community  Manufactured Housing Community  2118 Pioneer Rd
-----------------------------------------------------------------------------------------------------------------------------
22       1      Multifamily                     Mid-Rise                        1230 Teller Avenue
23       1      Multifamily                     Garden                          8565 Daly Road
24       1      Multifamily                     Garden                          2623 Ellendale Place
25       1      Multifamily                     Mid-Rise                        2305 University Avenue
26       1      Multifamily                     Garden                          511 Main Street
-----------------------------------------------------------------------------------------------------------------------------
27       1      Manufactured Housing Community  Manufactured Housing Community  240 Summit Park
28       1      Manufactured Housing Community  Manufactured Housing Community  936 Shive Lane
29       1      Multifamily                     Garden                          721 West 30th Street
30       1      Multifamily                     Mid-Rise                        111 Mt. Hope Place
31       1      Multifamily                     Garden                          8855 Maya Lane
-----------------------------------------------------------------------------------------------------------------------------
32       1      Manufactured Housing Community  Manufactured Housing Community  1083 East State Road  2
33       1      Multifamily                     Mid Rise                        70 & 90 Parkridge Drive
34       1      Multifamily                     Garden                          2901 South Hoover Street
35       1      Mixed Use                       Multifamily/Retail              5 South 16th Avenue
36       1      Multifamily                     Garden                          1800 16th Street NW

                                                                           CUT-OFF DATE          ORIGINAL  STATED REMAINING
                                                            CUT-OFF DATE    BALANCE PER  TERM TO MATURITY  TERM TO MATURITY
ID  CITY          COUNTY                   STATE  ZIP CODE    BALANCE ($)      UNIT ($)     OR ARD (MOS.)     OR ARD (MOS.)
---------------------------------------------------------------------------------------------------------------------------

1   Neptune       Monmouth                  NJ       7754   29,000,000.00    151,041.67         120               119
2   Exton         Chester                   PA      19341   27,460,994.40     84,756.16         120               119
3   Glendale      Maricopa                  AZ      85307   25,891,579.23     48,668.38         120               118
4   Sterling      Loudoun                   VA      20164   20,100,000.00    104,687.50         120               118
5   Bronx         Bronx                     NY     Various  19,000,000.00     56,379.82         120               119
-----------------------------------------------------------------------------------------------------------------------------
5a  Bronx         Bronx                     NY      10462    8,000,000.00
5b  Bronx         Bronx                     NY      10462    4,400,000.00
5c  Bronx         Bronx                     NY      10462    3,800,000.00
5d  Bronx         Bronx                     NY      10467    2,800,000.00
6   Hamburg       Erie                      NY      14075   17,200,000.00     40,470.59         120               119
-----------------------------------------------------------------------------------------------------------------------------
7   Louisville    Jefferson                 KY      40220   14,020,000.00     61,491.23         120               119
8   Oak Creek     Milwaukee                 WI      53154   13,500,000.00     42,056.07         120               119
9   Exton         Chester                   PA      19341   12,881,702.82     67,092.20         120               119
10  West Warwick  Kent                      RI      02893   12,065,801.63     76,852.24         119               117
11  Atlanta       DeKalb                    GA      30345    8,400,000.00     35,593.22         120               118
-----------------------------------------------------------------------------------------------------------------------------
12  Washington    District of Columbia      DC      20002    7,375,000.00     60,950.41         120               118
13  Bronx         Bronx                     NY      10456    6,700,000.00     84,810.13          60                59
14  Montgomery    Montgomery                AL      36117    6,500,000.00     35,326.09         120               117
15  Baton Rouge   East Baton Rouge Parish   LA      70816    6,191,802.77     51,598.36         120               119
16  Bronx         Bronx                     NY      10451    5,850,000.00     69,642.86          60                59
-----------------------------------------------------------------------------------------------------------------------------
17  Buffalo       Erie                      NY      14203    5,700,000.00     83,823.53         120               117
18  Sioux Falls   Minnehaha                 SD      57104    5,682,177.91     31,220.76         120               117
19  Houston       Harris                    TX      77081    5,000,000.00     40,983.61         120               118
20  Bronx         Bronx                     NY      10455    4,900,000.00     46,226.42          60                58
21  Red Wing      Goodhue                   MN      55066    4,600,000.00     27,380.95         120               117
-----------------------------------------------------------------------------------------------------------------------------
22  Bronx         Bronx                     NY      10456    4,500,000.00     56,962.03          60                58
23  Cincinnati    Hamilton                  OH      45231    4,000,000.00     37,037.04         120               119
24  Los Angeles   Los Angeles               CA      90007    3,994,494.17    199,724.71         120               119
25  Bronx         Bronx                     NY      10468    3,800,000.00     71,698.11          60                57
26  West Haven    New Haven                 CT      06516    3,600,000.00     63,157.89         120               118
-----------------------------------------------------------------------------------------------------------------------------
27  St Peter      Nicollet                  MN      56082    3,580,000.00     19,888.89         120               117
28  Bowling Green Warren                    KY      42103    3,471,187.23     16,296.65         120               116
29  Los Angeles   Los Angeles               CA      90007    3,395,320.04    169,766.00         120               119
30  Bronx         Bronx                     NY      10453    3,300,000.00     60,000.00          60                58
31  Jennings      St Louis                  MO      63136    3,144,937.10     24,569.82         120               118
-----------------------------------------------------------------------------------------------------------------------------
32  LaPorte       LaPorte                   IN      46350    2,948,401.71     13,713.50         120               116
33  San Francisco San Francisco             CA      94131    2,687,234.17     95,972.65         120               115
34  Los Angeles   Los Angeles               CA      90007    2,596,421.21    216,368.43         120               119
35  Mount Vernon  Westchester               NY      10550    2,100,000.00     42,000.00          60                57
36  Minot         Ward                      ND      58703    1,620,378.83     50,636.84         120               118

        ORIGINAL     REMAINING      REMAINING                     DSCR   CUT-OFF       LTV
    AMORTIZATION  AMORTIZATION  INTEREST ONLY            AFTER INITIAL  DATE LTV    RATIO AT       UTILITIES
ID   TERM (MOS.)   TERM (MOS.)  PERIOD (MOS.)  DSCR (X)      IO PERIOD     RATIO  MATURITY OR ARD  PAID BY TENANT
------------------------------------------------------------------------------------------------------------------------------

1         IO            IO            119        1.34          NAP        80.0%        80.0%       Electric, Gas, Water, Sewer
2        360           359             --        1.27          NAP        74.4%        62.1%       Electricity
3        360           358             --        1.19          NAP        70.6%        60.7%       Electric
4        360           360             58        1.38         1.14        75.6%        70.4%       Electric, Gas
5        360           360             59        1.42         1.17        72.2%        67.3%
------------------------------------------------------------------------------------------------------------------------------
5a                                                                                                 Electric
5b                                                                                                 Electric
5c                                                                                                 Electric
5d                                                                                                 Electric
6         IO            IO            119        1.36          NAP        78.7%        78.7%       Electric, Gas
------------------------------------------------------------------------------------------------------------------------------
7         IO            IO            119        1.34          NAP        74.6%        74.6%       None
8        360           360             47        1.35         1.12        79.9%        73.3%       Electric, Gas
9        360           359             --        1.26          NAP        74.5%        62.2%       Electricity
10       359           357             --        1.20          NAP        78.9%        67.4%       Electric
11       360           360             22        1.46         1.21        80.0%        70.5%       Electric, Gas, Water, Sewer
------------------------------------------------------------------------------------------------------------------------------
12       360           360             34        1.44         1.20        78.5%        70.6%       Electric
13       360           360             11        1.34         1.13        67.7%        64.3%       Electric
14       360           360             57        2.22         1.85        53.3%        49.8%       Electric
15       360           359             --        1.38          NAP        60.1%        51.2%       Electric
16       360           360             11        1.38         1.16        68.8%        65.4%       Electric
------------------------------------------------------------------------------------------------------------------------------
17       360           360             33        1.57         1.30        80.3%        72.2%       Electric
18       360           357             --        1.39          NAP        73.8%        62.5%       Electric
19       360           360             34        1.43         1.20        78.7%        71.0%       Electric
20       360           360             10        1.47         1.23        64.5%        61.2%       Electric
21       360           360             33        1.33         1.14        80.0%        72.7%       Electric
------------------------------------------------------------------------------------------------------------------------------
22       360           360             10        1.41         1.19        63.4%        60.3%       Electric
23       360           360             59        1.76         1.45        74.1%        69.0%       Electric
24       360           359             --        1.29          NAP        62.2%        52.4%       Electric, Gas
25       360           360              9        1.44         1.20        70.4%        66.7%       Electric
26       360           360             58        1.44         1.18        80.0%        74.6%       Electric & Gas
------------------------------------------------------------------------------------------------------------------------------
27       360           360             33        1.36         1.17        80.0%        72.7%       Electric, Gas
28       360           356             --        1.25          NAP        76.8%        65.6%       Electric, Gas, Water, Sewer
29       360           359             --        1.35          NAP        56.6%        47.7%       Electric, Gas
30       360           360             10        1.46         1.22        64.7%        61.4%       Electric
31       360           358             --        1.29          NAP        79.8%        67.5%       Electric, Gas
------------------------------------------------------------------------------------------------------------------------------
32       360           356             --        1.28          NAP        78.4%        67.1%       Electric, Gas
33       360           355             --        1.32          NAP        48.9%        41.9%       Electric, Gas
34       360           359             --        1.31          NAP        58.2%        49.0%       Electric, Gas
35       360           360              9        1.40         1.16        65.6%        62.2%       Electric
36       360           358             --        1.43          NAP        79.8%        67.6%       Electric

    STUDIOS                   1 BEDROOM                 2 BEDROOM                 3 BEDROOM                 4 BEDROOM
    NO. OF       AVG RENT     NO. OF       AVG RENT     NO. OF       AVG RENT     NO. OF       AVG RENT     NO. OF       AVG RENT
ID  UNITS/ROOMS  PER MO. ($)  UNITS/ROOMS  PER MO. ($)  UNITS/ROOMS  PER MO. ($)  UNITS/ROOMS  PER MO. ($)  UNITS/ROOMS  PER MO. ($)
------------------------------------------------------------------------------------------------------------------------------------

1                                  48         1,361       144           1,527
2                                 120           965       204           1,170
3        96           450         208           525       227             847           1           895
4                                  66         1,024       110           1,203          16         1,450
5
------------------------------------------------------------------------------------------------------------------------------------
5a       28           644          69           708        25             830           3         1,074
5b       16           610          55           730        9              819           1         1,246
5c       31           667          41           716        6              724
5d        2           701          22           695        26             854           1           943
6
------------------------------------------------------------------------------------------------------------------------------------
7                                  30           674       150             799          48           994
8         7           500         201           531       112             679           1         1,050
9                                  78           900       114           1,095
10                                142           970        14           1,175
11                                 58           600       120             650          58           800
------------------------------------------------------------------------------------------------------------------------------------
12       50           629          48           804        23           1,030
13        6           735          43           765        25             966
14                                120           668        64             773
15       42         1,450          66         1,725        12           2,150
16        4           672          35           752        32             942          13         1,025
------------------------------------------------------------------------------------------------------------------------------------
17        3           650          20           737        43           1,182           1         1,700
18       66           430          97           527        19             757
19       21           485          14           625        87             805
20       60           679          42           679        4              928
21
------------------------------------------------------------------------------------------------------------------------------------
22       15           665          56           780        8              927
23                                 18           610        90             744
24                                 12         1,735        8            2,775
25                                 24           813        7            1,081           5         1,184          16         1,100
26                                 34           856        23             940
------------------------------------------------------------------------------------------------------------------------------------
27
28
29        1         1,500          16         1,800        2            2,800                                     1         3,700
30       12           688          15           805        28             921
31                                 65           375        63             475
------------------------------------------------------------------------------------------------------------------------------------
32
33        8         1,150          12         1,500        8            1,900
34                                  5         1,770        5            2,660           1         3,600           1         3,500
35        7           643          34           686        1              580
36                                  3           600        19             710          10           805

      OTHER UNITS
      NO. OF       AVG RENT      NO. OF
ID    UNITS/ROOMS  PER MO. ($)  ELEVATORS
-----------------------------------------

1
2
3
4
5
-----------------------------------------
5a          2             0
5b                                  1
5c                                  1
5d
6         425           490
-----------------------------------------
7
8
9
10          1             0         2
11
-----------------------------------------
12                                  2
13          5             0         2
14
15                                  2
16                                  2
-----------------------------------------
17          1             0         2
18                                  3
19                                  3
20                                  2
21        168           337
-----------------------------------------
22                                  1
23
24
25          1         1,185         1
26
-----------------------------------------
27        180           308
28        213           245
29
30                                  1
31
-----------------------------------------
32        215           232
33
34
35          8
36

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2006-PWR14

FOOTNOTES TO APPENDIX C

1    BSCMI - Bear Stearns Commercial Mortgage, Inc.; WFB - Wells Fargo Bank,
     National Association; PMCF - Prudential Mortgage Capital Funding, LLC; PCF
     - Principal Commercial Funding, LLC; NLIC - Nationwide Life Insurance
     Company

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-130789) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus may be amended and/or supplemented prior to the time of sale. The information in this free writing prospectus supersedes any contrary information contained in any prior free writing prospectus relating to the subject securities and will be superseded by any contrary information contained in any subsequent free writing prospectus prior to the time of sale. In addition, certain information regarding the subject securities is not yet available and, accordingly, has been omitted from this free writing prospectus.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of, or attached to, the email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

       BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2007-PWR15

APPENDIX C - CERTAIN CHARACTERISTICS OF THE MULTIFAMILY AND MANUFACTURED HOUSING
COMMUNITY LOANS

                                                                                       % OF                    % OF APPLICABLE
      CMSA        CMSA          MORTGAGE                                           INITIAL POOL   LOAN GROUP      LOAN GROUP
ID  LOAN NO.  PROPERTY NO.  LOAN SELLER (2)  PROPERTY NAME                            BALANCE    (ONE OR TWO)      BALANCE
------------------------------------------------------------------------------------------------------------------------------

1                           PCF II           The Pointe at Neptune                                     2             9.5%
2                           PCF II           Chaddwell Apartments                                      2             9.0%
3                           WFB              Desert Gardens Apartments                                 2             8.4%
4                           PMCF             Potomac Gardens                                           2             6.6%
5                           BSCMI            Unionport Portfolio                                       2             6.2%
------------------------------------------------------------------------------------------------------------------------------
5a                          BSCMI            1980 Unionport Road                                       2             2.6%
5b                          BSCMI            1954 Unionport Road                                       2             1.4%
5c                          BSCMI            1944 Unionport Road                                       2             1.2%
5d                          BSCMI            733 Arnow Avenue                                          2             0.9%
6                           WFB              Brook Gardens MHC                                         2             5.6%
------------------------------------------------------------------------------------------------------------------------------
7                           PMCF             Regent Park Apartments                                    2             4.6%
8                           WFB              Timber Ridge Apartments                                   2             4.4%
9                           PCF II           Severgn Apartments                                        2             4.2%
10                          BSCMI            Westcott Terrace                                          2             3.9%
11                          PMCF             Valley Oaks Apartments                                    2             2.7%
------------------------------------------------------------------------------------------------------------------------------
12                          PMCF             Capital East                                              2             2.4%
13                          BSCMI            230 East 167th Street                                     2             2.2%
14                          WFB              Festival Apartments                                       2             2.1%
15                          PMCF             Lake Sherwood Elderly Community                           2             2.0%
16                          BSCMI            690 Gerard Avenue                                         2             1.9%
------------------------------------------------------------------------------------------------------------------------------
17                          BSCMI            The Sidway                                                2             1.9%
18                          WFB              River Oaks & River Garden Apartments                      2             1.9%
19                          PMCF             Atrium Regency Apartments                                 2             1.6%
20                          BSCMI            610 Trinity Avenue                                        2             1.6%
21                          WFB              Pepin Woods MHC                                           2             1.5%
------------------------------------------------------------------------------------------------------------------------------
22                          BSCMI            1230 Teller Avenue                                        2             1.5%
23                          Nationwide       Northwoods Apartments                                     2             1.3%
24                          PCF II           Trojandale Apartments                                     2             1.3%
25                          BSCMI            2305 University Avenue                                    2             1.2%
26                          BSCMI            511 Main Street                                           2             1.2%
------------------------------------------------------------------------------------------------------------------------------
27                          WFB              Summit Park MHC                                           2             1.2%
28                          WFB              Countryside Village                                       2             1.1%
29                          PCF II           The Spot on 30th Street                                   2             1.1%
30                          BSCMI            111 Mt. Hope Place                                        2             1.1%
31                          PCF II           Rolling Hills Apartments                                  2             1.0%
------------------------------------------------------------------------------------------------------------------------------
32                          WFB              LaPorte Village MHC                                       2             1.0%
33                          WFB              Parkridge Apartments                                      2             0.9%
34                          PCF II           The Tower                                                 2             0.8%
35                          BSCMI            5 South 16th Avenue                                       2             0.7%
36                          WFB              Terrace Pointe                                            2             0.5%

                GENERAL                         DETAILED
       # OF     PROPERTY                        PROPERTY
ID  PROPERTIES  TYPE                            TYPE                            STREET ADDRESS
-----------------------------------------------------------------------------------------------------------------------------

1        1      Multifamily                     Garden                          3425 West Bangs Avenue
2        1      Multifamily                     Garden                          100 Kimberwyck Lane
3        1      Multifamily                     Garden                          13517 & 13621 West Glendale Ave
4        1      Multifamily                     Garden                          1300 Sanderson Drive
5        4      Various                         Various                         Various
-----------------------------------------------------------------------------------------------------------------------------
5a       1      Mixed Use                       Retail/Multifamily              1980 Unionport Road
5b       1      Multifamily                     Mid-Rise                        1954 Unionport Road
5c       1      Multifamily                     Mid-Rise                        1944 Unionport Road
5d       1      Multifamily                     Mid-Rise                        733 Arnow Avenue
6        1      Manufactured Housing Community  Manufactured Housing Community  38 W. Canyon Drive
-----------------------------------------------------------------------------------------------------------------------------
7        1      Multifamily                     Garden                          9400 Hurtsbourne Park Boulevard
8        1      Multifamily                     Garden                          6935 South Timber Ridge Lane
9        1      Multifamily                     Garden                          913 South Severgn Drive
10       1      Multifamily                     Senior Housing                  319 Providence Street
11       1      Multifamily                     Garden                          2400 Johnson Road
-----------------------------------------------------------------------------------------------------------------------------
12       1      Multifamily                     Garden                          816 E Street, NE & 518 9th Street, NE
13       1      Mixed Use                       Multifamily/Retail              230 East 167th Street
14       1      Multifamily                     Garden                          500 Festival Place
15       1      Multifamily                     Independent Living              4101 Plaza Tower Drive
16       1      Multifamily                     Mid-Rise                        690 Gerard Avenue
-----------------------------------------------------------------------------------------------------------------------------
17       1      Multifamily                     Mid-Rise                        775 Main Street
18       1      Multifamily                     Garden                          800 E 14th St., 400 E 13th St., 405 E 12th St
19       1      Multifamily                     Garden                          5655 Glenmont Drive
20       1      Multifamily                     Mid-Rise                        610 Trinity Avenue
21       1      Manufactured Housing Community  Manufactured Housing Community  2118 Pioneer Rd
-----------------------------------------------------------------------------------------------------------------------------
22       1      Multifamily                     Mid-Rise                        1230 Teller Avenue
23       1      Multifamily                     Garden                          8565 Daly Road
24       1      Multifamily                     Garden                          2623 Ellendale Place
25       1      Multifamily                     Mid-Rise                        2305 University Avenue
26       1      Multifamily                     Garden                          511 Main Street
-----------------------------------------------------------------------------------------------------------------------------
27       1      Manufactured Housing Community  Manufactured Housing Community  240 Summit Park
28       1      Manufactured Housing Community  Manufactured Housing Community  936 Shive Lane
29       1      Multifamily                     Garden                          721 West 30th Street
30       1      Multifamily                     Mid-Rise                        111 Mt. Hope Place
31       1      Multifamily                     Garden                          8855 Maya Lane
-----------------------------------------------------------------------------------------------------------------------------
32       1      Manufactured Housing Community  Manufactured Housing Community  1083 East State Road  2
33       1      Multifamily                     Mid Rise                        70 & 90 Parkridge Drive
34       1      Multifamily                     Garden                          2901 South Hoover Street
35       1      Mixed Use                       Multifamily/Retail              5 South 16th Avenue
36       1      Multifamily                     Garden                          1800 16th Street NW

                                                                           CUT-OFF DATE          ORIGINAL  STATED REMAINING
                                                            CUT-OFF DATE    BALANCE PER  TERM TO MATURITY  TERM TO MATURITY
ID  CITY          COUNTY                   STATE  ZIP CODE    BALANCE ($)      UNIT ($)     OR ARD (MOS.)     OR ARD (MOS.)
---------------------------------------------------------------------------------------------------------------------------

1   Neptune       Monmouth                  NJ       7754   29,000,000.00    151,041.67         120               119
2   Exton         Chester                   PA      19341   27,460,994.40     84,756.16         120               119
3   Glendale      Maricopa                  AZ      85307   25,891,579.23     48,668.38         120               118
4   Sterling      Loudoun                   VA      20164   20,100,000.00    104,687.50         120               118
5   Bronx         Bronx                     NY     Various  19,000,000.00     56,379.82         120               119
-----------------------------------------------------------------------------------------------------------------------------
5a  Bronx         Bronx                     NY      10462    8,000,000.00
5b  Bronx         Bronx                     NY      10462    4,400,000.00
5c  Bronx         Bronx                     NY      10462    3,800,000.00
5d  Bronx         Bronx                     NY      10467    2,800,000.00
6   Hamburg       Erie                      NY      14075   17,200,000.00     40,470.59         120               119
-----------------------------------------------------------------------------------------------------------------------------
7   Louisville    Jefferson                 KY      40220   14,020,000.00     61,491.23         120               119
8   Oak Creek     Milwaukee                 WI      53154   13,500,000.00     42,056.07         120               119
9   Exton         Chester                   PA      19341   12,881,702.82     67,092.20         120               119
10  West Warwick  Kent                      RI      02893   12,065,801.63     76,852.24         119               117
11  Atlanta       DeKalb                    GA      30345    8,400,000.00     35,593.22         120               118
-----------------------------------------------------------------------------------------------------------------------------
12  Washington    District of Columbia      DC      20002    7,375,000.00     60,950.41         120               118
13  Bronx         Bronx                     NY      10456    6,700,000.00     84,810.13          60                59
14  Montgomery    Montgomery                AL      36117    6,500,000.00     35,326.09         120               117
15  Baton Rouge   East Baton Rouge Parish   LA      70816    6,191,802.77     51,598.36         120               119
16  Bronx         Bronx                     NY      10451    5,850,000.00     69,642.86          60                59
-----------------------------------------------------------------------------------------------------------------------------
17  Buffalo       Erie                      NY      14203    5,700,000.00     83,823.53         120               117
18  Sioux Falls   Minnehaha                 SD      57104    5,682,177.91     31,220.76         120               117
19  Houston       Harris                    TX      77081    5,000,000.00     40,983.61         120               118
20  Bronx         Bronx                     NY      10455    4,900,000.00     46,226.42          60                58
21  Red Wing      Goodhue                   MN      55066    4,600,000.00     27,380.95         120               117
-----------------------------------------------------------------------------------------------------------------------------
22  Bronx         Bronx                     NY      10456    4,500,000.00     56,962.03          60                58
23  Cincinnati    Hamilton                  OH      45231    4,000,000.00     37,037.04         120               119
24  Los Angeles   Los Angeles               CA      90007    3,994,494.17    199,724.71         120               119
25  Bronx         Bronx                     NY      10468    3,800,000.00     71,698.11          60                57
26  West Haven    New Haven                 CT      06516    3,600,000.00     63,157.89         120               118
-----------------------------------------------------------------------------------------------------------------------------
27  St Peter      Nicollet                  MN      56082    3,580,000.00     19,888.89         120               117
28  Bowling Green Warren                    KY      42103    3,471,187.23     16,296.65         120               116
29  Los Angeles   Los Angeles               CA      90007    3,395,320.04    169,766.00         120               119
30  Bronx         Bronx                     NY      10453    3,300,000.00     60,000.00          60                58
31  Jennings      St Louis                  MO      63136    3,144,937.10     24,569.82         120               118
-----------------------------------------------------------------------------------------------------------------------------
32  LaPorte       LaPorte                   IN      46350    2,948,401.71     13,713.50         120               116
33  San Francisco San Francisco             CA      94131    2,687,234.17     95,972.65         120               115
34  Los Angeles   Los Angeles               CA      90007    2,596,421.21    216,368.43         120               119
35  Mount Vernon  Westchester               NY      10550    2,100,000.00     42,000.00          60                57
36  Minot         Ward                      ND      58703    1,620,378.83     50,636.84         120               118

        ORIGINAL     REMAINING      REMAINING                     DSCR   CUT-OFF       LTV
    AMORTIZATION  AMORTIZATION  INTEREST ONLY            AFTER INITIAL  DATE LTV    RATIO AT       UTILITIES
ID   TERM (MOS.)   TERM (MOS.)  PERIOD (MOS.)  DSCR (X)      IO PERIOD     RATIO  MATURITY OR ARD  PAID BY TENANT
------------------------------------------------------------------------------------------------------------------------------

1         IO            IO            119        1.34          NAP        80.0%        80.0%       Electric, Gas, Water, Sewer
2        360           359             --        1.27          NAP        74.4%        62.1%       Electricity
3        360           358             --        1.19          NAP        70.6%        60.7%       Electric
4        360           360             58        1.38         1.14        75.6%        70.4%       Electric, Gas
5        360           360             59        1.42         1.17        72.2%        67.3%
------------------------------------------------------------------------------------------------------------------------------
5a                                                                                                 Electric
5b                                                                                                 Electric
5c                                                                                                 Electric
5d                                                                                                 Electric
6         IO            IO            119        1.36          NAP        78.7%        78.7%       Electric, Gas
------------------------------------------------------------------------------------------------------------------------------
7         IO            IO            119        1.34          NAP        74.6%        74.6%       None
8        360           360             47        1.35         1.12        79.9%        73.3%       Electric, Gas
9        360           359             --        1.26          NAP        74.5%        62.2%       Electricity
10       359           357             --        1.20          NAP        78.9%        67.4%       Electric
11       360           360             22        1.46         1.21        80.0%        70.5%       Electric, Gas, Water, Sewer
------------------------------------------------------------------------------------------------------------------------------
12       360           360             34        1.44         1.20        78.5%        70.6%       Electric
13       360           360             11        1.34         1.13        67.7%        64.3%       Electric
14       360           360             57        2.22         1.85        53.3%        49.8%       Electric
15       360           359             --        1.38          NAP        60.1%        51.2%       Electric
16       360           360             11        1.38         1.16        68.8%        65.4%       Electric
------------------------------------------------------------------------------------------------------------------------------
17       360           360             33        1.57         1.30        80.3%        72.2%       Electric
18       360           357             --        1.39          NAP        73.8%        62.5%       Electric
19       360           360             34        1.43         1.20        78.7%        71.0%       Electric
20       360           360             10        1.47         1.23        64.5%        61.2%       Electric
21       360           360             33        1.33         1.14        80.0%        72.7%       Electric
------------------------------------------------------------------------------------------------------------------------------
22       360           360             10        1.41         1.19        63.4%        60.3%       Electric
23       360           360             59        1.76         1.45        74.1%        69.0%       Electric
24       360           359             --        1.29          NAP        62.2%        52.4%       Electric, Gas
25       360           360              9        1.44         1.20        70.4%        66.7%       Electric
26       360           360             58        1.44         1.18        80.0%        74.6%       Electric & Gas
------------------------------------------------------------------------------------------------------------------------------
27       360           360             33        1.36         1.17        80.0%        72.7%       Electric, Gas
28       360           356             --        1.25          NAP        76.8%        65.6%       Electric, Gas, Water, Sewer
29       360           359             --        1.35          NAP        56.6%        47.7%       Electric, Gas
30       360           360             10        1.46         1.22        64.7%        61.4%       Electric
31       360           358             --        1.29          NAP        79.8%        67.5%       Electric, Gas
------------------------------------------------------------------------------------------------------------------------------
32       360           356             --        1.28          NAP        78.4%        67.1%       Electric, Gas
33       360           355             --        1.32          NAP        48.9%        41.9%       Electric, Gas
34       360           359             --        1.31          NAP        58.2%        49.0%       Electric, Gas
35       360           360              9        1.40         1.16        65.6%        62.2%       Electric
36       360           358             --        1.43          NAP        79.8%        67.6%       Electric

    STUDIOS                   1 BEDROOM                 2 BEDROOM                 3 BEDROOM                 4 BEDROOM
    NO. OF       AVG RENT     NO. OF       AVG RENT     NO. OF       AVG RENT     NO. OF       AVG RENT     NO. OF       AVG RENT
ID  UNITS/ROOMS  PER MO. ($)  UNITS/ROOMS  PER MO. ($)  UNITS/ROOMS  PER MO. ($)  UNITS/ROOMS  PER MO. ($)  UNITS/ROOMS  PER MO. ($)
------------------------------------------------------------------------------------------------------------------------------------

1                                  48         1,361       144           1,527
2                                 120           965       204           1,170
3        96           450         208           525       227             847           1           895
4                                  66         1,024       110           1,203          16         1,450
5
------------------------------------------------------------------------------------------------------------------------------------
5a       28           644          69           708        25             830           3         1,074
5b       16           610          55           730        9              819           1         1,246
5c       31           667          41           716        6              724
5d        2           701          22           695        26             854           1           943
6
------------------------------------------------------------------------------------------------------------------------------------
7                                  30           674       150             799          48           994
8         7           500         201           531       112             679           1         1,050
9                                  78           900       114           1,095
10                                142           970        14           1,175
11                                 58           600       120             650          58           800
------------------------------------------------------------------------------------------------------------------------------------
12       50           629          48           804        23           1,030
13        6           735          43           765        25             966
14                                120           668        64             773
15       42         1,450          66         1,725        12           2,150
16        4           672          35           752        32             942          13         1,025
------------------------------------------------------------------------------------------------------------------------------------
17        3           650          20           737        43           1,182           1         1,700
18       66           430          97           527        19             757
19       21           485          14           625        87             805
20       60           679          42           679        4              928
21
------------------------------------------------------------------------------------------------------------------------------------
22       15           665          56           780        8              927
23                                 18           610        90             744
24                                 12         1,735        8            2,775
25                                 24           813        7            1,081           5         1,184          16         1,100
26                                 34           856        23             940
------------------------------------------------------------------------------------------------------------------------------------
27
28
29        1         1,500          16         1,800        2            2,800                                     1         3,700
30       12           688          15           805        28             921
31                                 65           375        63             475
------------------------------------------------------------------------------------------------------------------------------------
32
33        8         1,150          12         1,500        8            1,900
34                                  5         1,770        5            2,660           1         3,600           1         3,500
35        7           643          34           686        1              580
36                                  3           600        19             710          10           805

      OTHER UNITS
      NO. OF       AVG RENT      NO. OF
ID    UNITS/ROOMS  PER MO. ($)  ELEVATORS
-----------------------------------------

1
2
3
4
5
-----------------------------------------
5a          2             0
5b                                  1
5c                                  1
5d
6         425           490
-----------------------------------------
7
8
9
10          1             0         2
11
-----------------------------------------
12                                  2
13          5             0         2
14
15                                  2
16                                  2
-----------------------------------------
17          1             0         2
18                                  3
19                                  3
20                                  2
21        168           337
-----------------------------------------
22                                  1
23
24
25          1         1,185         1
26
-----------------------------------------
27        180           308
28        213           245
29
30                                  1
31
-----------------------------------------
32        215           232
33
34
35          8
36

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2006-PWR14

FOOTNOTES TO APPENDIX C

1    BSCMI - Bear Stearns Commercial Mortgage, Inc.; WFB - Wells Fargo Bank,
     National Association; PMCF - Prudential Mortgage Capital Funding, LLC; PCF
     - Principal Commercial Funding, LLC; NLIC - Nationwide Life Insurance
     Company